UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 19, 2020

CAPRI HOLDINGS LTD
(Exact name of Registrant as Specified in its Charter)

001-35368
(Commission File Number)

British Virgin Islands	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
33 Kingsway
London, United Kingdom
WC2B 6UF
(Address of Principal Executive Offices)
44 207 632 8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Ordinary Shares, no par value	CPRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 8.01	OTHER EVENTS.
Timing of Filing of Annual Report on Form 10-K
As a result of the impacts of the COVID-19 pandemic on the business and employees of Capri Holdings Limited (the “Company”), the Company will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) (the “Order”) to delay the filing of its Annual Report on Form 10-K for the fiscal year ended March 28, 2020 (“Fiscal 2020”) by up to 45 days from May 27, 2020, which is the original filing due date.
The Company’s operations and business have experienced significant disruption due to the unprecedented conditions surrounding the COVID-19 global pandemic. The Company has been following the recommendations of local government and health authorities to minimize exposure risk for its employees. As a result, many of the Company’s corporate offices globally have been temporarily closed due to the pandemic and corporate employees involved in the Company’s annual financial statement closing process and finalizing the audit of the Company’s financial statements for Fiscal 2020 are working remotely. In addition, the Company requires additional time to prepare analyses related to the impact of COVID-19 on its business and complete related required disclosures. This has resulted in delays in finalizing the Annual Report on Form 10-K for Fiscal 2020 and accompanying audited financial statements. The Company expects to file its Annual Report on Form 10-K for Fiscal 2020 before July 11, 2020 in accordance with the Order.
Liquidity Update
As of May 15, 2020, the Company had approximately $900 million of liquidity and believes this is sufficient to meet future operating needs.
FORWARD-LOOKING STATEMENTS
All statements other than statements of historical facts included in this Current Report on Form 8-K may be forward-looking statements. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of the Company about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These forward-looking statements are not guarantees of future financial performance. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions, which could cause actual results to differ materially from those projected or implied in any forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, among others, the risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended March 30, 2019 (File No. 001-35368) and Quarterly Report on Form 10-Q for the fiscal quarter ended December 28, 2019 (File No. 001-35368). Any forward-looking statement in this Current Report on Form 8-K speaks only as of the date made and the Company disclaims any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPRI HOLDINGS LIMITED
Date: May 19, 2020
	By:	/s/ Thomas J. Edwards, Jr.
	Name:	Thomas J. Edwards, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Chief Operating Officer